Accrued Interest Date:                                 Collection Period Ending:
27-Jun-05                                                              30-Jun-05
Distribution Date:          BMW Vehicle Owner Trust 2002-A              Period #
25-Jul-05                   ------------------------------                    38



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Balances
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
                                                                       Initial           Period End
    Receivables                                                 $1,401,763,032         $148,373,765
    Reserve Account                                                $14,017,630          $10,513,223
    Yield Supplement Overcollateralization                          $6,397,885             $686,459
    Class A-1 Notes                                               $311,000,000                   $0
    Class A-2 Notes                                               $358,426,000                   $0
    Class A-3 Notes                                               $446,779,000                   $0
    Class A-4 Notes                                               $251,253,000         $119,780,159
    Class B Notes                                                  $27,907,000          $27,907,000

Current Collection Period
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    Beginning Receivables Outstanding                             $162,242,824
    Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
           Receipts of Scheduled Principal                          $9,359,753
           Receipts of Pre-Paid Principal                           $4,253,761
           Liquidation Proceeds                                       $178,144
           Principal Balance Allocable to Gross Charge-offs            $77,402
       Total Receipts of Principal                                 $13,869,059

       Interest Distribution Amount
           Receipts of Interest                                     $1,020,618
           Servicer Advances                                                $0
           Reimbursement of Previous Servicer Advances                 ($9,710)
           Accrued Interest on Purchased Receivables                        $0
           Recoveries                                                  $31,740
           Net Investment Earnings                                     $23,134
       Total Receipts of Interest                                   $1,065,781

       Release from Reserve Account                                         $0

    Total Distribution Amount                                      $14,857,439

    Ending Receivables Outstanding                                $148,373,765

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance         $1,988,336
    Current Period Servicer Advance                                         $0
    Current Reimbursement of Previous Servicer Advance                 ($9,710)
    Ending Period Unreimbursed Previous Servicer Advances           $1,978,626

Collection Account
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    Deposits to Collection Account                                 $14,857,439
    Withdrawals from Collection Account
       Servicing Fees                                                 $135,202
       Class A Noteholder Interest Distribution                       $496,450
       First Priority Principal Distribution                                $0
       Class B Noteholder Interest Distribution                       $112,791
       Regular Principal Distribution                              $13,793,893
       Reserve Account Deposit                                              $0
       Unpaid Trustee Fees                                                  $0
       Excess Funds Released to Depositor                             $319,103
    Total Distributions from Collection Account                    $14,857,439

Excess Funds Released to the Depositor
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       Release from Reserve Account                                         $0
       Release from Collection Account                                $319,103
    Total Excess Funds Released to the Depositor                      $319,103

Note Distribution Account
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    Amount Deposited from the Collection Account                   $14,403,134
    Amount Deposited from the Reserve Account                               $0
    Amount Paid to Noteholders                                     $14,403,134

Distributions
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    Monthly Principal Distributable Amount                     Current Payment       Ending Balance   Per $1,000         Factor
    Class A-1 Notes                                                         $0                   $0        $0.00          0.00%
    Class A-2 Notes                                                         $0                   $0        $0.00          0.00%
    Class A-3 Notes                                                         $0                   $0        $0.00          0.00%
    Class A-4 Notes                                                $13,793,893         $119,780,159       $54.90         47.67%
    Class B Notes                                                           $0          $27,907,000        $0.00        100.00%

    Interest Distributable Amount                              Current Payment           Per $1,000
    Class A-1 Notes                                                         $0                $0.00
    Class A-2 Notes                                                         $0                $0.00
    Class A-3 Notes                                                         $0                $0.00
    Class A-4 Notes                                                   $496,450                $1.98
    Class B Notes                                                     $112,791                $4.04

Carryover Shortfalls
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                                                                         Prior
                                                              Period Carryover      Current Payment                  Per $1,000
    Class A-1 Interest Carryover Shortfall                                  $0                   $0           $0
    Class A-2 Interest Carryover Shortfall                                  $0                   $0           $0
    Class A-3 Interest Carryover Shortfall                                  $0                   $0           $0
    Class A-4 Interest Carryover Shortfall                                  $0                   $0           $0
    Class B Interest Carryover Shortfall                                    $0                   $0           $0


Receivables Data
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                                                              Beginning Period                     Ending Period
    Number of Contracts                                                 18,923               18,196
    Weighted Average Remaining Term                                      17.87                17.00
    Weighted Average Annual Percentage Rate                              6.31%                6.32%

    Delinquencies Aging Profile End of Period                    Dollar Amount           Percentage
       Current                                                    $129,533,894               87.30%
       1-29 days                                                   $15,128,835               10.20%
       30-59 days                                                   $2,748,675                1.85%
       60-89 days                                                     $471,622                0.32%
       90-119 days                                                    $125,881                0.08%
       120+ days                                                      $364,858                0.25%
       Total                                                      $148,373,765              100.00%
       Delinquent Receivables +30 days past due                     $3,711,036                2.50%


    Write-offs
       Gross Principal Write-Offs for Current Period                   $77,402
       Recoveries for Current Period                                   $31,740
       Net Write-Offs for Current Period                               $45,662

       Cumulative Realized Losses                                   $7,499,528


    Repossessions                                                Dollar Amount                Units
       Beginning Period Repossessed Receivables Balance               $404,234                   30
       Ending Period Repossessed Receivables Balance                  $193,236                   16
       Principal Balance of 90+ Day Repossessed Vehicles               $24,381                    2



Yield Supplement Overcollateralization
--------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                                  $761,625
    Beginning Period Amount                                           $761,625
    Ending Period Required Amount                                     $686,459
    Current Period Release                                             $75,166
    Ending Period Amount                                              $686,459
    Next Distribution Date Required Amount                            $615,514


Reserve Account
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    Beginning Period Required Amount                               $10,513,223
    Beginning Period Amount                                        $10,513,223
    Net Investment Earnings                                            $23,134
    Current Period Deposit                                                  $0
    Current Period Release to Collection Account                            $0
    Current Period Release to Depositor                                     $0
    Ending Period Required Amount                                  $10,513,223
    Ending Period Amount                                           $10,513,223

